UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

                                                                    Date of Report (Date of earliest event reported)           December 3, 2010

                                                                                                                                           American Church Mortgage Company
(Exact name of registrant as specified in its charter)

           Minnesota                                                        33-87570                                                                      41-1793975
(State or other jurisdiction                                                 (Commission                                                       (IRS Employer
                                                     of incorporation)                                                                  File Number)                                                     Identification No.)

                         10237 Yellow Circle Drive, Minnetonka, MN                                                                                                 55343
(Address of principal executive offices)                                                                                                   (Zip Code)

                                                          Registrant’s telephone number, including area code             (952) 945-9455

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On December 3, 2010, American Church Mortgage Company (the “Company”) entered into a Commercial Debt Modification Agreement (“Modification Agreement”) with Beacon Bank, as lender (the “Lender”), in connection with the Company’s Loan and Security Agreement (the “Loan Agreement”) and Revolving Note (the “Note”) evidencing an $8 million revolving loan (the “Revolving Loan”) which Loan Agreement and Note were originally entered into on September 12, 2008.

The Modification Agreement modified certain terms of the Note as follows: (i) extends the maturity date, which originally had been September 2010 (but which had previously been extended to November 5, 2010 to facilitate negotiation of the Modification Agreement) to December 31, 2011; (ii) permits, at the Company’s election, the extension of the maturity date to December 31, 2012 if one half of the current outstanding balance, approximately $1.4 million, is paid in full by December 31, 2011 with the remaining balance and any accrued interest due December 31, 2012; and (iii) provides that no further advances will be made under the Revolving Loan.

 The discussion herein regarding the Modification Agreement is qualified in its entirety by reference to the Modification Agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 1.01.  The discussion herein regarding the Loan Agreement and Note is qualified in its entirety by reference to the Form of Loan and Security Agreement and the Form of Revolving Note attached as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed on September 17, 2008, which are incorporated by reference into this Item 1.01.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1	Commercial Debt Modification Agreement by and between American Church Mortgage Company and Beacon Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       American Church Mortgage Company

Date: December 8, 2010
                       By /s/ Scott J. Marquis
                        Chief Financial Officer